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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934





                      Date of Report: September 26, 2000
                          ----------------------------
                        (Date of earliest event reported)





          TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2000-B OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



 CALIFORNIA                             333-76505                 33-036836
                                        333-41568

(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                       Identification No.)








                      19300 Gramercy Place, North Building
                           Torrance, California 90509

                          ----------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (310)468-7332


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ITEM 5. OTHER EVENTS

              Attached as Exhibit 99.1 to this Current Report is a Term Sheet circulated by Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., in connection with the Registrant's offering of the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the "Offered Notes"). The Offered Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The offering of the Offered Notes has been registered pursuant to the Act under the Registrant's Registration Statements on Form S-3 (Nos. 333-76505 and 333-41568) (together, the "Registration Statements"). This Term Sheet will be incorporated by reference in each of the Registration Statements.

              Any statement or information contained in the Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibit

                  Exhibit 99.1      Term Sheet.


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              Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  TOYOTA MOTOR CREDIT RECEIVABLES
                                  CORPORATION


                                  By:   /s/ LLOYD MISTELE
                                        ------------------------------------
                                        Name:  Lloyd Mistele
                                        Title: President

Date: September 26, 2000


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                                  EXHIBIT INDEX

Item 601(a)of Regulation S-K

EXHIBIT NO.                            DESCRIPTION
----------                             -----------

99.1                                   Term Sheet